UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

BUSINESS WARRIOR CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	333-265471	90-1901168
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

455 E Pebble Road, #230912,Las Vegas, NV 89123-0912

(Address of Principal Executive Offices)

(855) 294-2900

(Registrant’s Telephone Number including Area Code)

_______________________________________________

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2025, Business Warrior Corporation (“Business Warrior” or the “Company”) entered into an Exclusive License Agreement (the “Agreement”) with an Exclusive Licensee. (the “Licensee”), pursuant to which Business Warrior granted the Licensee the exclusive right to market, sell, and distribute the Company’s proprietary financial technology platform, PayPlan, along with associated marketing services and legacy software, within the United States.

Under the terms of the Agreement, the Licensee will assume Business Warrior’s current customers and pay Business Warrior a license fee equal to Business Warriors employee and technology costs plus 30% of the Licensee’s Net Margin derived from the Licensed Products each month. Business Warrior also received an initial fee of $200,000. The Agreement is for an initial term of twelve (12) months, with automatic renewal for up to two additional twelve-month terms unless either party provides at least sixty (60) days' notice of termination. Additionally, the Licensee has a right of first refusal for licensing opportunities outside of the United States.

This agreement will allow the Company to focus on growing revenues by scaling its PayPlan product, getting current with its financial reporting with the SEC, and achieving compliance with SEC Rule 15c2-11 to facilitate the resumption of public quotations of its securities.

Business Warrior retains ownership of all intellectual property associated with PayPlan and related products. The Agreement allows the Licensee to sublicense the Licensed Products on a Software-as-a-Service (SaaS) basis. Furthermore, the Agreement includes provisions regarding confidentiality, compliance, financial reporting, and a buyback option whereby Business Warrior may repurchase the license after six months under specified conditions.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	License Agreement
104	Cover page interactive data file (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS WARRIOR CORPORATION
a Wyoming corporation

Date: March 7, 2025	By:	/s/ Rhett Doolittle
	Name:	Rhett Doolittle
	Title:	Chief Executive Officer and Director (Principal Executive Officer)(Principal Financial and Accounting Officer)

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